RH
______________________________________________________________________________
Robison, Hill & Co.                               Certified Public Accountants
A Professional Corporation                        Brent M. Davies, CPA
                                                  David O. Seal, CPA
                                                  W. Dale Westenskow, CPA
                                                  Barry D. Loveless, CPA
                                                  W. Lamonte Robison, CPA
                                                  E. Morton Hill, CPA


                CONSENT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors
Geraco, Inc.


     We have issued a report dated July 26, 2001, accompanying the financial statements of Geraco, Inc.. included in the Registration Statement Form SB-2 and the related prospectus.

      We consent to the use of this report, as stated above in the Registration Statement. We also consent to the use of our name in the statement with respect to us appearing under the heading "Experts" in the Registration Statement.

Respectfully submitted,



/s/ Robison, Hill & Co.

Salt Lake City, Utah
October 23, 2001








1366 East Murray-Holladay Road, Salt Lake City, Utah 84117-5050
Telephone (801)272-8045   Facsimile (801)277-9942